UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2006
LANDSTAR SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
13410 Sutton Park Drive South, Jacksonville, Florida
(Address of principal executive offices)
32224
(Zip Code)
(904) 398-9400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 2, 2006, Robert C. LaRose, the Executive Vice President and Chief Financial Officer of Landstar System, Inc. (the “Company”), gave notice to the Company of his intention to step down from such position, effective mid 2007. In addition, the Board of Directors of the Company announced on June 2, 2006 that it intends to appoint James B. Gattoni, 44, who has served as the Company’s Corporate Controller since 1995, as the successor to Mr. LaRose as Chief Financial Officer, effective upon Mr. LaRose’s departure. Mr. LaRose has indicated that pending his departure he will continue to perform all of his functions as Chief Financial Officer and will work actively with Mr. Gattoni to ensure a smooth transition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 6, 2006	LANDSTAR SYSTEM, INC.
/s/ Henry H. Gerkens
Henry H. Gerkens
President and Chief Executive Officer

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